American Beacon Ionic Strategic Arbitrage Fund

Supplement dated May 7, 2019, to the Prospectus and Summary Prospectus, dated April 30, 2019

With respect to the American Beacon Ionic Strategic Arbitrage Fund (the “Fund”), effective immediately, the second table in the “Fund Performance – Average annual total returns” section of the Summary Prospectus and the “Fund Summary – Fund Performance – Average annual total returns” section of the Prospectus is deleted and replaced with the table below.

	Inception Date of Class	1 Year	5 Years	Since Inception of Institutional Class (9/1/2013)
Share Class (Before Taxes)
A	6/30/2015	(8.74%)	(0.24%)	0.02%
C	6/30/2015	(5.84%)	0.21%	0.44%
Y	6/30/2015	(3.94%)	0.95%	1.13%
Investor	6/30/2015	(4.17%)	0.76%	0.95%

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